EXHIBIT 10.3


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                                                Building:    H-5
                                                Section:     South
                                                Square Feet: 60,000
                                                Term:        08/01/96 - 07/31/97
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                F R E E P O R T  C E N T E R  A S S O C I A T E S

                                CLEARFIELD, UTAH

                                    L E A S E


                  This Lease made and entered into this 11th day of June 1996, by and between FREEPORT CENTER ASSOCIATES, hereinafter called "Landlord", and INDUSTRIAL RUBBER APPLICATORS, INC., A MINNESOTA CORPORATION hereinafter called "Tenant."


                              W I T N E S S E T H:

                  In consideration of the covenants and agreements of the respective parties herein contained, the parties hereto do hereby agree as follows:


                                DEMISED PREMISES

                  Landlord hereby leases to Tenant, and Tenant hires from Landlord the premises described on Exhibit "A" annexed hereto as part hereof, together with the improvements thereon (hereinafter referred to as the "demised premises" or "premises") for the term and upon the rental and the covenants and agreements of the respective parties herein set forth. Said premises are located in the City of Clearfield, County of Davis, State of Utah.

                                      TERM

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                  The term of this Lease shall be One Year beginning on the 1st day of August 1996, and ending on the 31st day of July 1997, both dates inclusive, unless sooner terminated as herein provided.

                          TERMS AND CONDITIONS OF LEASE

                  This Lease is made on the following terms and conditions which are expressly covenanted and agreed to by Landlord and Tenant:

                  1. RENT: Tenant agrees to pay as rental to Landlord at the office of Landlord, Clearfield, Utah, or at such other place as Landlord may from time to time designate in writing, without any offset or deduction whatsoever, the total sum of -----One Hundred Fifty One Thousand Two Hundred and No/100 Dollars ($151,200.00) over the term of this Lease in lawful money of the United States in monthly installments of -----Twelve Thousand Six Hundred Hundred (sic) and No/100 Dollars ($12,600.00) due and payable on the first day of each month (the "Rent"). Any other amounts or expenses payable by Tenant to Landlord under this Lease, including amounts payable under Paragraphs 13 and 24, shall be payable upon the rendition of the Landlord's Statement therefor. If Tenant shall fail to pay the Rent within five (5) days after the first day of the month, or shall fail to pay any other amounts payable by Tenant pursuant to the provisions of this Lease within ten (10) days after the rendition of the Landlord's Statement, Tenant shall pay Landlord interest thereon at the rate of 18% per annum, which interest shall run from either (a) the day when the Rent was due, (b) the date Landlord's Statement for certain increases under Paragraph 13 is sent to Tenant, or (c) for any other amounts or expenses payable by Tenant, the date of Landlord's expenditures. Notwithstanding the foregoing, Landlord shall have all legal remedies available for the enforcement of the payment of Rent and other expenses of Tenant hereunder, including the power to evict for nonpayment of Rent or other expenses of tenant as provided in Paragraph 24.

                  2. AUTHORIZED USE: Tenant shall use the premises for the following purpose and for no other purpose whatsoever, without the written consent of the Landlord first had and obtained.

               Exterior coating and or painting of pipe
               Application of rubber coatings to pipe, storage, and office uses. Fabrication of pipe and or pipe flanges

                  Tenant shall not cause or permit any hazardous or toxic waste or substance, petroleum product, PCB, dioxin or asbestos (collectively a "Hazardous Substance") to be manufactured, discharged, leaked or emitted on, in or under the premises. Tenant shall not store or use any hazardous substance on the premises without first disclosing such to Landlord and obtaining Landlord's approval, which will not be unreasonably withheld. Landlord may reasonably withhold

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approval if such storage or use would not be in compliance with all applicable laws and regulations, if Landlord believes in its absolute discretion that such use or storage will create an unreasonable risk to Landlord or other tenants, if Landlord is not assured of Tenant's financial ability to be responsible for any damages and clean-up in the event of a discharge, leak, emission or other mishap involving such Hazardous Substance, or if the presence of the Hazardous Substance will increase Landlord's insurance premiums. Tenant shall not commit any waste on the premises nor permit any noxious odors or loud noises which interfere with other tenants' use of their premises to emanate from the premises.

                  3. INCREASING INSURANCE RISK: Tenant will not permit the demised premises to be used for any purpose, other than those noted in Paragraph 2, which would cause an increase in insurance premium, render the insurance thereon void or cause cancellation thereof. In the event the insurance is cancelled because of a change in Tenant's use of the premises, Tenant will be liable for any loss or damage to the building occurring before reinstatement or replacement of that insurance.

                  4. CONDITION OF THE PREMISES: Tenant has inspected the demised premises including all equipment which is a part thereof and accepts the premises in the condition they are in at the time of the commencement of the term of this Lease without any representation express or implied on the part of Landlord or its agents as to the condition of the premises, or suitability of the premises for Tenant's use.

                  5. COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Tenant shall, at Tenant's own expense, comply in its use of the premises with all present and future laws, ordinances, regulations or orders of any federal, state, county, municipal or other public authority affecting the Tenant's use of the premises, including but not limited to, the Occupational Safety and Health Act (OSHA), the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), the Resource Conservation and Recovery Act (RCRA), the Federal Water Pollution Contract Act, the Clean Air Act, the Hazardous Materials Transportation Act, the Toxic Substances Control Act, the Safe Drinking Water Act, the Americans with Disabilities Act (ADA) and any similar laws, ordinances and regulations. Tenant shall promptly correct any non-compliance upon discovery thereof and Landlord hereby consents to any action reasonably taken by Tenant to correct such non-compliance.

                  6. CARE OF BUILDING BY TENANT: Tenant agrees to keep the interior of the building and the improvements on the premises inside and outside the building and the grounds in good condition and repair including proper servicing and maintenance of all equipment. The equipment and fixtures to be maintained include without limitation, lighting fixtures, heating and air conditioning equipment, truck dock bumpers, overhead freight doors (including all repairs thereto) and electrical wiring and plumbing systems. Tenant agrees to contract with a qualified heating and air conditioning service company for periodic maintenance and service of the HVAC equipment. Such service to be at a minimum twice per year. Such work by Tenant also includes cleaning and painting the interior of the premises as Tenant deems necessary in order to maintain said premises in a clean, attractive and sanitary condition. Tenant shall keep the vehicular parking areas, pedestrian walkways, entranceways and docks reasonably free from icicles, ice and snow and shall keep the grounds surrounding the demised premises clean, promptly removing therefrom all trash, rubbish, cartons or other debris. If the Tenant fails to do any of the foregoing as herein

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required Landlord may elect to proceed under one or more of its remedies as set forth in Paragraph 24 of this Lease.

                  7. REPAIR OF BUILDING BY LANDLORD: Landlord agrees for the term of this Lease to maintain in good condition, subject to such conditions as Tenant has accepted at the time of taking possession, the components of the demised premises, unless said walls, floors, foundation, roof or other structural components are damages as a result of Tenant's, or its employees and agents, actions or breach of the provisions of this Lease. Landlord shall not, however, be obligated to make any such repairs until written notice of the need of repair shall have been given to the Landlord by the Tenant and after such notice is so given, the Landlord shall have a reasonable time in which to make such repairs. Landlord shall not be liable for any resulting damage to the contents unless it fails to diligently proceed to correct such defect after receipt of written notice.

                  8. INSTALLATION, ALTERATIONS AND REMOVALS: It is expressly agreed and understood that the Tenant will make no alterations, additions or betterments to, or installations ("alterations") upon the leased premises without the prior written approval of the Landlord which approval shall not be unreasonably withheld. Such alterations, if approved, shall be made at Tenant's expense. All such alterations shall become a part of the premises and may not be removed by Tenant at termination of this Lease unless Landlord gives written notice to Tenant to remove all or some part of such alterations in which event Tenant shall remove such alterations upon termination.

                  Tenant shall cause drawings and specifications to be prepared for, and shall cause to be performed, the construction of the alterations or additions in accordance with all applicable laws, ordinances and regulations of all duly constituted authorities, including, with limitation, Title III of the Americans with Disabilities Act of 1990, all regulations issued thereunder and the Accessibility Guidelines for Buildings and Facilities issued pursuant thereto, as the same are in effect on the date hereof and may be hereafter modified, amended or supplemented ("Applicable Law"). Notwithstanding Landlord's review of such drawings and specifications, and whether or not Landlord approves or disapproves such drawings and specifications, Tenant and not Landlord shall be responsible for compliance of such drawings and specifications for additions or alterations with all applicable laws.

                  9. ERECTION AND REMOVAL OF SIGNS: Subject to the restrictions of this Paragraph, Tenant may place suitable signs on the leased premises for the purpose of indicating the nature of the business carried on by the Tenant in said premises. Such signs shall be approved by the Landlord in writing prior to their erection, which approval shall not be unreasonably withheld, and shall not damage the leased premises in any manner. Tenant shall remove all signs prior to the expiration of the term.

                  10. GLASS: Tenant agrees to immediately replace all glass broken or damaged during the term of this Lease with glass of the same quality as that broken or damaged.

                  11. RIGHT OF ENTRY BY LANDLORD: The Tenant at any time during the term of this Lease shall permit inspection including environmental sampling or testing of the demised premises during reasonable business hours by the Landlord's agents or representatives for the purpose of ascertaining the condition of the demised premises and compliance with governmental laws and regulations, and in order that the Landlord may make such repairs as may be required to be made by the Landlord under the terms of this Lease. Sixty
(60) days prior to the expiration of this Lease, Landlord may post suitable notices on the demised premises that the same are "To Let" and may show the premises to prospective tenants at reasonable times. Landlord shall not, however, thereby unnecessarily interfere with the use of the demised premises by the Tenant.

                  12. PAYMENT OF UTILITIES: Tenant shall pay all charges for water, sewer, natural gas, electricity, telephone and other public utilities used on the premises.

                  13. PAYMENT OF CERTAIN INCREASES IN PROPERTY TAXES AND
INSURANCE:

                  A. Tenant shall further pay to Landlord any amount by which the real property taxes on the premises (Building H-5 South - 60,000 Square
Feet), and any expenses incurred by Landlord to reduce property taxes allocable to the premises, for any year during the term of this Lease commencing with the calendar year 1996 , exceed those for 1995 (the "base year"). Taxes for the base year on the premises (land and improvements, which is proportionately allocated among the several premises contained within each tax parcel) are calculated as follows:

         2.64     Acres  x    $17,819.78          =   $   47,044.22
         Demised Premises Fair Market Value       =      145,297.00
                                                      -------------
                                                         192,341.22

                              1995 Tax Rate       =         .014827

         Base Year Taxes Due on Demised Premises  =      $ 2,851.84

                  The same method of calculation shall be used for each subsequent year, including adjustments for alterations and new improvements made to the premises.

                  Landlord will provide Tenant each year with a complete computation of the taxes for the demised premises and within thirty (30) days thereafter Tenant will pay Landlord the increase in taxes over the base year taxes.

                  Real property taxes include all assessments and other governmental levies, ordinary and extraordinary, foreseen and unforeseen, which are assessed or imposed upon the premises or become payable during the term of this Lease.

                  B. Tenant shall also pay to Landlord any amount by which the property insurance premiums allocable to the demised premises for any year during the term of this Lease exceed the annual premium of $ 1,125.50 presently paid by Landlord for the demised premises prior to Tenant's occupancy. In determining whether increased premiums are allocable to the demised premises, any schedules or rating procedures, as well as general rate increases, are determined by the organization issuing the insurance shall be conclusive evidence of the several items and charges which make up the insurance rates and premiums on the demised premises. Landlord will provide Tenant with a complete computation of any premium increase on the demised premises and within thirty (30) days thereafter Tenant will pay Landlord the insurance premium increase as set forth in the computation.

                  C. If this Lease is terminated at other than the end of a calendar year, all amounts payable by Tenant to Landlord under the provisions of this Paragraph 13 shall be prorated on the basis of a 360-day year, 30 days allocated to each month.

                  14. ASSIGNMENT AND SUBLETTING: Tenant shall not transfer or assign this Lease or any interest therein nor sublet or otherwise make available ("transfer") to any third party any part of the demised premises without first notifying Landlord in writing and receiving the written consent of Landlord to such transfer. The written notice to Landlord shall describe the area to be transferred and the rent and other consideration receivable for such transfer. A transfer by Tenant without the written consent of Landlord first received shall permit Landlord to terminate this Lease pursuant to Paragraph 24.

                  No transfer consented to by Landlord shall relieve Tenant of it obligations hereunder, and Tenant shall continue to be liable as principal as though no transfer has been made. It is agreed that a transfer by corporate merger or to an affiliated corporation shall not be subject to the provisions of this Paragraph 14 so long as the transferee has a net worth equal to or in excess of the net worth of Tenant.

                  15. DAMAGE OR DESTRUCTION:

                  A. If the demised premises or any part thereof shall be damaged or destroyed by fire or other casualty, Landlord shall promptly repair all such damage and restore the demised premises without expense to Tenant, subject to delays due to adjustment of insurance claims, strikes and other causes beyond Landlord's control. If such damage or destruction shall render the premises untenable in whole or in part, the rent shall be abated wholly or proportionately as the case may be until the damage shall be repaired and the premises restored. If the damage or destruction shall be so extensive as to require the substantial rebuilding (i.e., expenditure of twenty-five (25%) percent or more of replacement costs) of any one building included in the demised premises, or if the leased premises cannot reasonably be rebuilt or repaired within one hundred twenty (120) days from the date of such damage, or if the damage occurs within the last twelve (12) months of the term of this Lease, either party may elect to terminate this Lease by written notice to the other party within thirty (30) days after the occurrence of such damage or destruction.

                  B. Tenant and Landlord hereby mutually release and waive their entire right of recovery against the other party for any and all loss or damage to the improvements, all personal property of Tenant, and any installations, betterments or improvements added to the building by Tenant, where such loss is occasioned, caused or incurred by, or results from fire windstorm, hail, explosion, riot attending strike, civil commotion, aircraft, vehicles, smoke and vandalism and all other perils which are insurable against, whether said loss occurred or was caused by the negligence of the Tenant or Landlord, their agents, servants, employees, sublessees or concessionaires, or otherwise. Landlord and Tenant each further warrant that insurance companies insuring Landlord or Tenant shall have not rights against the other, whether by assignment, subrogation or otherwise. Willful misconduct of a criminal nature lawfully attributable to either party shall to the extent that said conduct contributes to loss or damage not be excused under this Paragraph.

                  16. AUTOMATIC SPRINKLER SYSTEM: Landlord agrees to maintain the Automatic Sprinkler System to conform with the requirements of the Utah Fire Rating Bureau for grading the building as an Automatic Sprinklered Building. Tenant agrees to repair any damage to this system arising out of its occupancy, and to hold Landlord free and harmless from damage to or destruction of any and all property resulting from leakage of said Automatic Sprinkler System, during the term of this Lease or any extension thereof, or any holdover occupancy.

                  17. OVERHEAD CRANES: Tenant acknowledges that it has examined the overhead crane including the crane rail and supporting structures and all other equipment relating to its use and operation (all of which is hereafter referred to as the "crane") and accepts the crane in its "as is" condition without any express or implied warranty by Landlord as to the condition of the crane. Tenant agrees at all times during the term of this Lease, including any extension or holdover thereof, to (a) use the crane within the posted limits of its capacity; (b) employ competent personnel by service contract or otherwise to maintain the crane in the same state of repair as received, normal wear and tear excepted, and (c) maintain records which shall be available to Landlord establishing that proper maintenance and inspection is being carried out. Any alterations of the crane are subject to the provisions of Paragraph 8.

                  18. INDEMNIFICATIONS: Tenant shall pay and shall indemnify and hold Landlord and its principals, employees and agents harmless from and against any liability, loss, expense (including attorney's fees and expenses) cause of action, claim or judgment of any nature whatsoever, unless due to the negligence or willful misconduct of Landlord or its principals, employees or agents, in connection with any and all of the following:

                           (a) any injury to, or the death of, any person on the premises or upon adjourning parking areas or grounds, or in any way related to Tenant's use or occupancy of the premises;

                           (b) any theft of or damage to or destruction of goods, wares, merchandise and all other property of Tenant or others located on the premises or arising from Tenant's use of the premises;

                           (c) any negligent, careless or willful act of Tenant or any of its agents, contractors, servants, employees, assigns or subtenants, licensees or invitees, if any, anywhere within Freeport Center;

                           (d) any violation by Tenant of any covenant, restriction, agreement or condition of this Lease; violation by Tenant of any contract or agreement to which Tenant is a party relating to Tenant's use of the premises, or violation by Tenant of any restriction, law, ordinance or regulation affecting the premises or any part thereof including the occupancy or use thereof.

Each party agrees to indemnify the other and hold the other harmless from any claim, damage, liability or loss arising from or relating to the presence of a Hazardous Substance, in, on or under the premises where such Hazardous Substance was used by the indemnifying party or arising from the acts or omissions of the indemnifying party or its agents, employees, invitees, representatives or contractors. Each of these indemnifications shall survive the expiration or termination of this Lease.

                  19. INSURANCE: Tenant agrees to carry adequate Workmen's Compensation Insurance to comply with the legal requirements of the State of Utah. Tenant agrees to carry adequate or appropriate Commercial General Liability insurance insuring against all liability exposure to third parties arising out of Tenant's operations or use of the premises, in a company or companies authorized to issue insurance in Utah, and to furnish to the Landlord Certificates of such insurance which include a thirty (30) day notice to the Landlord prior to any cancellation or reduction thereof by the company or companies.

                  20. SURRENDER OF PREMISES: Tenant agrees to surrender up the demised premises at the expiration, or sooner termination of this Lease, or any extension thereof, in the same condition, as when said premises were delivered to the Tenant, or as altered, pursuant to the provisions of this Lease, ordinary wear, tear and damage by the elements excepted. Tenant shall also remove all of its personal property from the demised premises not later than the time of termination. Tenant specifically covenants that upon termination the premises will be free of any hazardous waste material and that Tenant will be responsible for returning the premises to a condition meeting all requirements as may at such time or thereafter as may be imposed by governmental agencies regulating the handling of hazardous waste materials.

                  21. HOLDOVER: Should Tenant holdover the demised premises or any part thereof after the expiration of the term of this Lease, unless otherwise agreed in writing, such holding over shall constitute a tenancy from month-to-month only, and Tenant shall pay a sum equal to one and one-half (1-1/2) times the monthly rental provided herein, payable monthly in advance, but otherwise on the same terms and conditions as herein provided, except as to any provisions hereof relating to renewals of extensions.

                  22. QUIET ENJOYMENT: If and so long as the Tenant pay the rents reserved by this Lease and performs and observes all the covenants and provisions hereof the Landlord will, throughout the term of this Lease, warrant and defend the Tenant in the enjoyment and peaceful possession of the demised premises against all parties claiming a title to the premises superior to Landlord's and against all parties claiming by through or under Landlord.

                  23. WAIVER OF COVENANTS: It is agreed that the waiving of any of the covenants of this Lease by either party shall be limited to the particular instance and shall not be deemed to waive any other breaches of such covenant or any provision herein contained; nor shall waiver of any breach by another tenant be deemed to waive any breach by Tenant.

                  24. DEFAULT PROVISIONS:

                  A. The following event shall be considered events of default by Tenant:

                           (i) Failure to pay rent or other sums payable under this Lease or any part thereof, within ten (10) days of the date when due, provided that the failure to pay rent when due four times in any twelve month period shall be an event of default; or

                           (ii) Tenant's failure to perform or comply with any of the covenants, agreements, terms or provisions contained in this Lease for which it is responsible, when such failure shall have continued for a period of thirty (30) days after written notice thereof from Landlord to Tenant, except that in connection with a default not susceptible of being cured with due diligence within thirty (30) days, the time within which Tenant shall cure the same shall be extended for such time as may be necessary to cure the same with all due diligence, provided Tenant commences within 7 days of the date of receipt of such notice to cure the same and proceeds diligently to affect such cure; or

                           (iii) Abandoning or vacating the leased premises or if Tenant shall be dispossessed therefrom by or under any authority other than Landlord.

                  B. Upon the occurrence of any such events of default, Landlord shall have the right to pursue any one or more of the following remedies:

                           (i) Make performance for Tenant of any covenant or condition which Tenant is in default of and for the purpose advance such amounts as may be necessary. Any amounts so advance or any expense incurred by Landlord by reason of the failure of Tenant to comply with any covenant, agreement, obligation or provision of this Lease or in defending any action to which Landlord may be subjected by reason of any such failure shall be due and payable to Landlord on demand, and interest shall accrue thereon from the date of expenditure at the rate of 18% per annum.

                           (ii) Terminate this Lease and end the term hereof by giving to Tenant written notice of such termination, in which event Landlord shall be entitled to recover from Tenant the amount of rent and other amounts then due in this Lease and damages and attorney's fees; or

                           (iii) Without retaking possession of the premises or terminating this Lease, to sue monthly for and recover all rents, other required payments due under this Lease, and other sums, including damages and legal fees, at any time and from time to time accruing hereunder; or

                           (iv) Upon notice to all interested parties, re-enter and take possession of the premises or any part thereof and repossess the same as of Landlord's former estate and expel Tenant and those claiming through or under Tenant and remove the effects of both or either (forcibly, if necessary) without being deemed guilty in any manner of trespass and without prejudice to any remedies for arrears of rent and the rent for the balance of the term of the Lease, Landlord may relet the premises or any part thereof for such term or terms and at such rental or rentals and upon such other terms and conditions as Landlord may deem advisable with the right to make alterations and repairs to the premises. Such re-entry or taking of possession of the premises by Landlord shall not be construed as an election on Landlord's part to terminate this Lease unless a written notice of termination be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. In the event of Landlord's election to proceed under this subparagraph, then such repossession shall not relieve Tenant of its obligations and liabilities under this Lease, all of which shall survive such repossession, and Tenant shall pay to Landlord as current liquidated damages, the rent and other sums hereinabove provided which would be payable hereunder if such repossession had not occurred, less the net proceeds (if any) of reletting of the premises after deducting all of the Landlord's expenses in connection with such reletting, including but without limitation all repossession costs, brokerage commissions, legal expenses, attorneys' fees, expenses of employees, alteration costs and expenses of preparation for such reletting. Such reletting may be in the name of Landlord or otherwise, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions (which may include concessions or free rent) as Landlord, in its uncontrolled discretion, may determine and may collect and receive the rents therefor. Landlord shall make a reasonable effort to relet the premises to acceptable tenants, but Landlord shall in no way be responsible or liable for any failure to relet the demised premises or any part thereof or for any failure to collect any rent or other charges due upon such reletting. Tenant shall pay such current damages to Landlord on the days on which the rent would have been payable hereunder if possession had not been retaken and Landlord shall be entitled to receive the same from Tenant on such day.

                  Use of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided for herein. Failure by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default, or of any other violation or breach of any of the terms, provisions and covenants herein contained.

                  25. BANKRUPTCY OR INSOLVENCY: In the event Tenant becomes a debtor in any case filed, under the Bankruptcy Code or similar law providing relief to bankrupt or insolvent debtors and Tenant's trustee or Tenant shall not elect to assume this Lease within 60 days after the filing of such petition, this Lease shall be deemed to have been rejected. Immediately thereupon Landlord shall be entitled to possession of the Premises without further obligation to Tenant or Tenant's trustee and this Lease shall terminate, but Landlord's right to be compensated for damages in any such proceeding shall survive.

                  No election by Tenant's trustee or the debtor-in-possession to assume this Lease whether under Chapter 7 or Chapter 11, shall be effective unless all defaults under the Lease have been curred and Landlord has received adequate assurance that it will be compensated for any actual pecuniary loss incurred by Landlord arising from the default of Tenant.

                  When, pursuant to the Bankruptcy Code, Tenant's trusee or the debtor-in-possession shall be obliged to pay reasonable use and occupancy charges for the use of the premises, such charges shall not be less than the Rent payable to Tenant under this Lease.

                  Neither the whole nor any portion of Tenant's interest in this Lease or its estate in the premises shall pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of law unless Landlord shall have consented to such transfer in writing. No acceptance by Landlord of rent or any other payments from any such trustee, receiver, assignee, person or other entity shall be deemed to constitute such consent by Landlord nor shall it be deemed a waiver of Landlord's right to terminate this Lease for any transfer to Tenant's interest under this Lease without such consent.

                  26. ATTORNEY'S FEES: In the event either party shall enforce the terms of this Lease by suit or otherwise, the party at fault shall pay the costs and expenses incident thereto, including reasonable attorney's fees.

                  27. FAILURE TO PERFORM COVENANT: Except for Tenant's obligation to pay rent and to pay other monies including maintenance of insurance, any failure on the part of either party to perform any obligation hereunder, and any delay in doing any act required hereby shall be excused if such failure or delay is caused by any strike, lockout or governmental restriction to the extent and for the period that such continues.

                  28. RIGHTS OF SUCCESSORS AND ASSIGNS: The covenants and agreements contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto and upon their respective successors in interest and legal representatives.

                  29. TIME: Time is of the essence of this Lease and every term, covenant and condition herein contained.

                  30. LIENS: Tenant agrees not to permit any lien for monies owing by Tenant to remain against the premises for a period of more than thirty
(30) days following discovery of the same by Tenant; provided, however, that nothing herein contained shall prevent Tenant, in good faith and for good cause, from contesting in the courts the claim or claims of any person, firm or corporation growing out of Tenant's operation of the demised premises or costs of improvement by Tenant on the said premises, and the postponement of payment of such claim or claims, until such contest shall finally be decided by the courts shall not be a violation of this Lease or any covenant hereof. Should any such lien be filed and not released or discharged or action not commenced to declare the same invalid within thirty (30) days after discovery of same by Tenant, Landlord may at Landlord's option (but without any obligation so to do) pay or discharge such lien and may likewise pay and discharge any taxes, assessments or other charges against the premises which Tenant is obligated hereunder to pay and which may or might become a lien on said premises. Tenant agrees to repay any sums so paid by the Landlord upon demand therefor, together with interest at the rate of eighteen (18%) percent per annum from the date any such payment is made.

                  31. LIMITATION OF LANDLORD'S LIABILITY: The obligations of Landlord under this Lease do no constitute personal obligation of the individual partners of Landlord and Tenant shall look solely to the real estate that is the subject of this Lease and to no other assets of the Landlord for satisfaction of any liability in respect of this Lease and will not seek recourse against the individual partners of Landlord or any of their personal assets for such satisfaction.

                  32. EMINENT DOMAIN: In the event any power of eminent domain shall ever be used by any government authority, federal, state, county or municipal, or by any other party vested by law with such power, for the taking of the premises or any substantial portion thereof, and if such taking shall prevent the full use and enjoyment of the premises by Tenant for the purpose set forth herein, Tenant shall have the right thereupon to terminate this Lease by giving written notice to Landlord.

                  In the event of the taking of a substantial portion less than the whole of the premises, Tenant may elect, in lieu of exercising its right of termination, to continue in possession, under the terms of this Lease of the portion of the premises not so taken and the rent hereunder shall be abated by such proportion as the number of square feet of the building floor space taken bears to the total number of square feet of building floor space included in the premises. In such event, if any portion of any building or buildings comprising the premises shall have been taken, Landlord shall restore such building or buildings by repairing and enclosing the same to the extent necessary and possible to provide an integral and complete building suitable for the purposes set forth in Paragraph 2 hereof, giving effect to the reduced size of the premises.

                  Any award or compensation for damages, whether resulting by judgement or verdict after trial or by agreement under threat of condemnation, applying to the leasehold interest created hereby, shall be paid to Landlord, and Tenant hereby authorizes Landlord as attorney-in-fact of Tenant to enter into any agreement or compromise, execute any instrument of transfer to assignment or otherwise, and do any other acts in connection with such leasehold interest and such eminent domain proceedings as Landlord, in its discretion, shall determine; provided, however, Landlord shall hold the proceeds of any such compensation, award or settlement (other than severance damages which may be awarded to Landlord by reason of the severance of the premises or a portion thereof from other lands owned by Landlord) in trust for the benefit of Landlord, Tenant and any mortgagee as their interests may appear.

                  When Tenant claims an interest in any such proceeds, Tenant's leasehold interest for purposes of measuring Tenant's interest in such proceeds shall be deemed limited to the remainder of the term of this Lease then in effect, and no future right of extension or renewal at Tenant's option shall be construed to enlarge Tenant's leasehold interest for such purposes.

                  33. SUBORDINATION OF LEASE TO MORTGAGES ON THE DEMISED
PREMISES: This lease shall be subject and subordinate to any mortgage (or trust deed) now existing or hereafter placed on the demised premises given to secure a loan made by a lender to Landlord, and to any renewals, replacements, extensions or consolidations thereof, which shall contain a provision that, so long as Tenant shall not be in default in the performance of its obligations under this Lease in such manner and after such notice as would entitle Landlord to terminate this Lease, the holder of such mortgage shall not disturb the possession of Tenant or terminate this Lease.

                  34. REPRESENTATIONS: Tenant acknowledges that the Landlord has made no agreement or promise concerning the alteration, improvement, adaption or repair of any part of the premises which has not been set forth herein, and that this Lease contains all the agreements made and entered into between the Tenant and the Landlord.

                  35. LIGHTS ON EXTERIOR OF BUILDING: Tenant shall burn the lights affixed to the exterior of any building it occupies from one (1) hour after sunset to one (1) before sunrise nightly.

                  36. OUTSIDE STORAGE: Other than self-propelled vehicles, nothing may be stored outside of a building without written consent of the Landlord.

                  37. SECURITY DEPOSIT: Tenant has contemporaneously with the execution of the Lease, deposited with the Landlord the sum of $12,600.00 security deposit" receipt of which is hereby acknowledged by Landlord. This sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease by said Tenant to be kept performed during the term hereof. Should the entire security deposit or any portion thereof, be appropriated and applied by Landlord for the payment of overdue rent or other sums due and payable to Landlord by Tenant hereunder, then Tenant shall, upon the written demand of Landlord, forthwith remit to Landlord a sufficient amount in cash to restore said security to the original sum of the security deposit, and Tenant's failure to do so with five (5) days after receipt of such demand shall constitute a breach of this Lease. Should Tenant comply with all of said terms, covenants and conditions and promptly pay all of the rental herein provided for as it falls due, and all other sums payable by Tenant to Landlord the security deposit shall be returned in full to Tenant at the end of the term of this Lease.

                  38. GARBAGE COLLECTION: Cost of garbage collection shall be borne by Tenant. Arrangement for such service shall be made by Tenant, subject to approval of Landlord.

                  39. RULES AND REGULATIONS: Landlord has found it necessary to post vehicular traffic control signs on streets and may from time to time impose certain traffic and parking rules and regulations at Freeport Center. Tenant agrees to comply with, and use reasonable efforts to cause its employees and other personnel, to comply with such posted signs and rules and regulations, and Tenant shall be responsible for causing its employees to park in designated areas and to operate their motor vehicles within posted speed limits and in accordance with other traffic signs.

                  40. CONSTRUCTION OF LEASE: Words of any gender used in this Lease shall be held to include any other gender, and words in the singular number shall be held to include the plural when the sense requires. Interpretation, construction and performance of this Lease shall be governed by the laws of Utah. Each of the parties who execute this Lease as Tenant shall be jointly and severally liable for all obligations of Tenant under this Lease.

                  41. PARAGRAPH HEADINGS: The paragraph headings as to the contents of particular paragraphs herein are inserted only for convenience and are in no way to be construed as part of such paragraph or as a limitation on the scope of the particular paragraph to which they refer.

                  42. NOTICES: Any notice required or permitted to be given hereunder shall be deemed sufficient if given by communication in writing by express over-night mail, by public or private carrier, postage prepaid and certified, and addressed as follows:

                  If to the Landlord, at the following address:

                           FREEPORT CENTER ASSOCIATES
                       P.O. BOX 016 466 - FREEPORT CENTER
                             CLEARFIELD, UTAH 84016

                  If the Tenant, at the following address:

                       INDUSTRIAL RUBBER APPLICATORS, INC.
                                  P.O. BOX 782
                                HIBBING, MN 55746

                  43. OPTIONS: Provided that Tenant is not in default of the terms of this Lease at the time of notification or the effective date of the extended terms of this Lease, Tenant shall have the right to renew and extend the term of this Lease for three (3) successive one-year periods, which right shall be exercised by Tenant delivering to Landlord written notice of its exercise of such option to renew at least ninety
(90) days prior to the expiration of the lease. Such renew and extended terms shall be subject to the conditions set forth in this Lease except the rent shall be as set forth in Paragraph 43.A.

                  A. PAYMENT SCHEDULE

                     August 1, 1997 - July 31, 1998        $ 13,000/Month
                     August 1, 1998 - July 31, 1999        $ 13,400/Month
                     August 1, 1999 - July 31, 2000        $ 13,800/Month
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                  IN WITNESS WHEREOF, the parties hereto have caused these
presents to be executed the day and year first above written.


TENANT:                                    LANDLORD:

INDUSTRIAL RUBBER APPLICATORS, INC.        FREEPORT CENTER ASSOCIATES


By /s/ Daniel O. Burkes                    By  /s/ Gordon W. Old
  ----------------------------------         ----------------------------------
Its  President                             Its       Partner
   ---------------------------------          ---------------------------------

                                                 -------------------------------
                                                        Building H-5 South
                                                 -------------------------------


                F R E E P O R T  C E N T E R  A S S O C I A T E S

                               AMENDMENT TO LEASE

         This First Amendment to Lease is made and entered into this 30th day of April, 1997, by and between FREEPORT CENTER ASSOCIATES, hereinafter called "Landlord," and INDUSTRIAL RUBBER APPLICATORS, INC., hereinafter called "Tenant."


                                   WITNESSETH:

         In consideration of the covenants and agreements of the respective parties herein contained, the parties hereto do hereby agree as follows:


                             BACKGROUND INFORMATION

         WHEREAS, Landlord and Tenant have executed a Lease dated June 11, 1996, affecting certain real property in the City of Clearfield, County of Davis, State of Utah, known as Building H-5, South. Said Lease is hereinafter referred to as the "Lease" and,

         WHEREAS, Tenant desires to modify the option terms in the lease and Landlord is willing to do so on the terms contained herein,

         THEREFORE, for valuable consideration, the receipt of which is acknowledged by both parties, the parties hereto agree that the above described lease is amended as follows:

         A. Paragraph 43. OPTION is amended in its entirety to read as follows:

         43. OPTION: Provided that Tenant is not in default of the terms of this Lease at the time of notification or the effective date of the extended terms of this Lease, Tenant shall have the right to renew and extend the term of this Lease for two (2) successive six-month periods and three (3) successive one-year periods, which right shall be exercised by Tenant delvering [sic] to Landlord written notice of its exercise of such option to renew at lease ninety (90) days prior to the expiration of the lease. Such renewed and extended terms shall be subject to the conditions set forth in this Lease except the rent shall be as set forth in Paragraph 43.A.

         A. PAYMENT SCHEDULE

                           08/01/199    $ 13,000/Month

                           02/01/199    $ 13,200/Month

                           08/01/199    $ 13,400/Month

                           08/01/199    $ 13,800/Month

                           08/01/200    $ 14,200/Month

         Upon execution of this Amendment, Tenant hereby exercises the first six-month option for the period August 1, 1997 - January 31, 1998 at the monthly rent of $13,000.

         Except for the foregoing, all of the terms and conditions of the existing lease dated June 11, 1996 shall remain in full force and effect.

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         IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed the day and year first above written.


TENANT:                                   LANDLORD:

INDUSTRIAL RUBBER APPLICATORS,            FREEPORT CENTER ASSOCIATES
INC.


By  /s/ Daniel O. Burkes                   By  /s/ Gordon W. Old
    ---------------------------------          ---------------------------------
    Daniel O. Burkes                           Gordon W. Old
Its President                              Its Partner
    --------------------------------           --------------------------------